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                                                                    EXHIBIT 23.1
                                                                    ------------



                      CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 19, 1997 appearing on page 19 of Innovasive Devices, Inc.s Annual Report on Form 10-K for the year ended December 31, 1996.



PRICE WATERHOUSE LLP


Boston, Massachusetts
July 25, 1997